UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2024

APA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-40144	86-1430562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Post Oak Boulevard, Suite 100

Houston, Texas 77056-4400

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 296-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.625 par value	APA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On March 27, 2024, APA Corporation (“APA”) held a special meeting of stockholders (the “Special Meeting”). The Special Meeting was held in order to vote upon the proposal set forth in the definitive joint proxy statement of APA and Callon Petroleum Company, a Delaware corporation (“Callon”), filed with the SEC on February 16, 2024, to approve the issuance of shares of common stock of APA, par value $0.625 (“APA common stock,” and such proposal, the “Issuance Proposal”), pursuant to that certain Agreement and Plan of Merger, dated as of January 3, 2024 (the “Merger Agreement”), among APA, Astro Comet Merger Sub Corp., and Callon.

As of the close of business on February 15, 2024, the record date for the Special Meeting, 301,553,429 shares of APA common stock were issued and outstanding and entitled to vote at the Special Meeting. 230,348,581.342 shares of APA common stock were represented in person (via the APA special meeting website) or by proxy at the Special Meeting, which constituted a quorum to conduct business at the meeting.

At the Special Meeting, the Issuance Proposal was approved by the affirmative vote of a majority of shares of APA common stock properly cast on the Issuance Proposal.

The number of shares voted for or against, as well as abstentions, with respect to the Issuance Proposal presented at the Special Meeting was:

Votes For	Votes Against	Abstentions
225,998,399.658	1,966,932.972	2,383,248.712

A proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the Issuance Proposal was not presented as there were sufficient votes to approve the Issuance Proposal.

Completion of the Merger remains subject to the satisfaction of customary closing conditions set forth in the Merger Agreement. The Merger is currently expected to be completed on April 1, 2024.

Forward-Looking Statements

This email contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “continues,” “could,” “estimates,” “expects,” “goals,” “guidance,” “may,” “might,” “outlook,” “possibly,” “potential,” “projects,” “prospects,” “should,” “will,” “would,” and similar references to future periods, but the absence of these words does not mean that a statement is not forward-looking. These statements include, but are not limited to, statements about the closing of the proposed acquisition of Callon. While forward-looking statements are based on assumptions and analyses made by us that we believe to be reasonable under the circumstances, whether actual results and developments will meet our expectations and predictions depend on a number of risks and uncertainties which could cause our actual results, performance, and financial condition to differ materially from our expectations, including the following: uncertainties as to whether the potential transaction will be consummated on the expected time period or at all, or if consummated, will achieve its anticipated benefits and projected synergies within the expected time period or at all; APA’s ability to integrate Callon’s operations in a successful manner and in the expected time period; the occurrence of any event, change, or other circumstance that could give rise to the termination of the transaction; risks that the anticipated tax treatment of the potential transaction is not obtained; unforeseen or unknown liabilities; unexpected future capital expenditures; potential litigation relating to the potential transaction that could be instituted against APA and Callon or their respective directors; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the effect of the announcement, pendency, or completion of the potential transaction on the parties’ business relationships and business generally; risks that the potential transaction disrupts current plans and operations of APA or Callon and their respective management teams and potential difficulties in Callon’s ability to retain employees as a result of the transaction; negative effects of the announcement and the pendency or completion of the proposed acquisition on the market price of APA’s or Callon’s common stock and/or operating results; rating agency actions and APA’s and Callon’s ability to access short-and long-term debt markets on a timely and affordable basis; various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches, and earthquakes, and cybersecurity attacks, as well as security threats and governmental response to them, and technological changes; labor disputes; changes in labor costs and labor difficulties; the effects of industry, market, economic, political, or regulatory conditions outside of APA’s or Callon’s control; and legislative, regulatory, and economic developments targeting public companies in the oil and gas industry. See “Risk Factors” in APA’s Form 10-K for the year ended December 31, 2023, and in APA’s definitive proxy statement/prospectus, dated February 16, 2024, relating to the transaction, for a discussion of risk factors that could affect the proposed transaction and our and Callon’s businesses. Any forward-looking statement made in this email speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. APA and its subsidiaries undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future development or otherwise, except as may be required by law.

No Offer or Solicitation

This email is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information about the Merger and Where to Find It

In connection with the proposed transaction, APA has filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that includes a joint proxy statement of APA and Callon and that also constitutes a prospectus of APA common stock. The registration statement was declared effective on February 15, 2024, and APA filed a prospectus on February 16, 2024, and Callon filed a definitive proxy statement on February 16, 2024. APA and Callon commenced mailing of the definitive joint proxy statement/prospectus to their respective shareholders on or about February 16, 2024. Each of APA and Callon may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the definitive joint proxy statement/prospectus or registration statement or any other document that APA or Callon may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the registration statement and the definitive joint proxy statement/prospectus and other documents containing important information about APA, Callon, and the proposed transaction through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by APA are also available free of charge on APA’s website at https://investor.apacorp.com. Copies of the documents filed with the SEC by Callon are available free of charge on Callon’s website at https://callon.com/investors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APA CORPORATION

/s/ Rajesh Sharma
Rajesh Sharma
Corporate Secretary

March 27, 2024